SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of Earliest Event Reported): November 6, 2003

WACKENHUT CORRECTIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (561) 893-0101

(Former Name or Former Address, if Changed since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     Wackenhut Corrections Corporation (“WCC”) is filing this Form 8-K/A to amend the Form 8-K filed by WCC on November 7, 2003. The Form 8-K included as an exhibit a press release (the “Earnings Release”) announcing WCC’s financial results for the third quarter ended September 28, 2003. The unaudited income statement attached to the Earnings Release included in operating income a gain of $61.0 million as a result of WCC’s sale of its 50% interest in Premier Custodial Group Limited, WCC’s former joint venture in the United Kingdom, during the thirteen weeks ended September 28, 2003. WCC has reclassified that gain and, as a result, the gain will not be reflected in operating income. Accordingly, WCC’s operating income for the thirteen weeks and thirty-nine weeks ended September 28, 2003 was $3.1 million and $22.8 million, respectively, instead of the 64.2 million and $83.8 million, respectively, initially reported in the unaudited income statement attached to the Earnings Release. The reclassification does not have any impact on net income or any other information reported in the Earnings Release. The unaudited income statement attached to the Earnings Release is hereby amended and restated in accordance with the Exhibit to this Form 8-K/A, which is incorporated herein by reference.

     The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACKENHUT CORRECTIONS CORPORATION

November 18, 2003	By: /s/ John G. O’Rourke

Date	John G. O’Rourke Senior Vice President – Finance and Chief Financial Officer (Principal Financial Officer and duly authorized signatory)

3

EXHIBIT

WACKENHUT CORRECTIONS CORPORATION

Consolidated Statements of Income
For the thirteen weeks and thirty-nine weeks ended
September 28, 2003 and September 29, 2002
(In thousands, except per share data)

	13 Weeks	13 Weeks	39 Weeks	39 Weeks
	Ended	Ended	Ended	Ended
	Sept. 28, 2003	Sept. 29, 2002	Sept. 28, 2003	Sept. 29, 2002

	(Unaudited)		(Unaudited)

Revenues	$157,848	$141,706	$456,309	$423,080

Operating Expenses	141,770	123,822	394,610	370,470

Depreciation and Amortization	3,433	2,422	10,352	7,346

G & A Expense	9,522	7,849	28,572	24,250

Operating Income	3,123	7,613	22,775	21,014

Interest Income	1,705	1,119	4,249	3,235

Interest Expense	(5,558)	(802)	(11,649)	(2,476)

Write-off of deferred financing fees from extinguishment of debt	(1,989)	—	(1,989)	—

Gain on sale of UK joint venture	61,034	—	61,034	—

Income before income taxes and equity in earnings of affiliates	58,315	7,930	74,420	21,773

Provision for income taxes	28,461	3,229	35,153	9,704

Income before equity in earnings of affiliates	29,854	4,701	39,267	12,069

Equity in earnings of affiliates, net of tax	514	657	2,572	3,877

Net Income	$30,368	$5,358	$41,839	$15,946

Basic EPS	$2.86	$0.25	$2.36	$0.76

Basic Weighted Average Shares Outstanding	10,622	21,240	17,714	21,115

Diluted EPS	$2.79	$0.25	$2.34	$0.75

Diluted Weighted Average Shares Outstanding	10,895	21,391	17,877	21,340

Operating Data

		13 Weeks	13 Weeks	39 Weeks	39 Weeks
		Ended	Ended	Ended	Ended
		Sept. 28, 2003	Sept. 29, 2002	Sept. 28, 2003	Sept. 29, 2002

*	Revenue-producing beds	33,874	35,736	33,874	35,736
**	Compensated mandays	2,819,916	2,714,125	8,362,281	8,150,741
**	Average occupancy	100.1%	97.2%	99.3%	96.7%
*	Includes United Kingdom and South Africa
**	Excludes United Kingdom and South Africa